SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  January 20, 2005
                                                         ------------------


                         Progenics Pharmaceuticals, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  000-23143                 13-3379479
  ---------------------------       ---------                ------------
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



          777 Old Saw Mill River Road, Tarrytown, New York         10591
       ------------------------------------------------------------------
              (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code  (914) 789-2800
                                                           ----------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01      Regulation FD Disclosure

     Progenics Pharmaceuticals, Inc. today announced positive top-line results from a phase 2 clinical trial of its investigational drug, methylnaltrexone
(MNTX) for the management of post-operative bowel dysfunction. Patients who received MNTX following major abdominal surgery exhibited an acceleration of gastrointestinal recovery by at least one day on average compared to placebo. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.


Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                     Description
--------------                     -----------
99.1                               Press release dated January 20, 2005.





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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROGENICS PHARMACEUTICALS, INC.


                                   By: /s/ ROBERT A. MCKINNEY
                                       -----------------------------------------
                                           Robert A. McKinney
                                           Vice President, Finance & Operations


Date: January 21, 2005